UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2015

Synergy CHC Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-55098	99-0379440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

865 Spring Street, Westbrook, ME	04092
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (615) 939-9004

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Loan Amendment

In connection with our acquisition of Breakthrough Products, Inc. (“Breakthrough”) on November 12, 2015, and NomadChoice Pty Limited (trading as Flat Tummy Tea) (“Nomad”) on November 15, 2015, we entered into a First Amendment Agreement to Loan Agreement (the “First Amendment Agreement”) with a subsidiary of Knight Therapeutics Inc. (“Knight”) for a $5,500,000 (the “Loan”), as disclosed on our Current Report on Form 8-K filed November 18, 2015. The proceeds of the Loan were used to acquire Breakthrough and Nomad.

On December 3, 2015, we entered into an Amendment to First Amendment Agreement (the “Second Amendment Agreement”) with Knight pursuant to which we agreed to grant distribution rights to Knight for Breakthrough’s products. To satisfy this obligation, on December 3, 2015, we also entered into into an Amendment and Confirmation Agreement (the “Confirmation Agreement”) with Knight, Nomad and Breakthrough to amend the Distribution, License and Supply Agreement dated January 22, 2015 (the “Distribution Agreement”) between us and Knight to grant to Knight an exclusive license to commercialize any and all Nomad and Breakthrough products and appoint Knight as the exclusive distributor to offer and sell those products in Canada, Israel, Romania, Russia and each of the countries within Sub-Saharan Africa, which is the new “Territory” under the Distribution Agreement, as amended. Pursuant to the Second Amendment Agreement, Nomad will buy all Flat Tummy Tea products within the Territory for direct to consumer sales exclusively from Knight and/or its affiliates at cost of goods plus 60% of gross sales.

Breakthrough guaranteed our obligations under the Loan and secured that guarantee with a first priority security interest in all of its present and future personal property assets.

The foregoing descriptions of the Second Amendment Agreement and the Confirmation Agreement are not complete and are qualified in their entirety by reference to the Second Amendment Agreement and the Confirmation Agreement, which are filed as Exhibits 10.16 and 10.17, respectively, to this Current Report on Form 8-K, and are incorporated into this report by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.16	Amendment to First Amendment to Loan Agreement, dated December 3, 2015, between Knight Therapeutics (Barbados) Inc. and Synergy CHC Corp., f/k/a Synergy Strips Corp.

10.17	Amendment and Confirmation Agreement, dated December 3, 2015 among Knight Therapeutics (Barbados) Inc., NomadChoice Pty Ltd., Synergy CHC Corp., and Breakthrough Products, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNERGY CHC CORP.

Date: December 9, 2015	/s/ Jack Ross
Jack Ross
President and Chief Executive Officer

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